EXHIBIT NO. 99.(b) 2

MASTER

AMENDED AND RESTATED

BY-LAWS

OF

THE TRUSTS IDENTIFIED ON APPENDIX A HERETO

January 1, 2002, as revised:

June 23, 2004 (Article VI:  Section 1)

August 22, 2007 (Article XII:  Section 1)

Appendix A, as revised:

June 28, 2005 (Addition of MFS Series Trust XII)

February 21, 2006 (Redesignation of MGS to MFS Series Trust XIII)

February 27, 2007 (Addition of MFS Series Trust XIV)

July 24, 2007 (Redesignation of MFS Government Limited Maturity Fund to MFS Series Trust XV)

December 18, 2007 (Removal of MFS Closed End Funds)

July 31, 2009 (Termination of FRH, NEF, and SVF)

February 23, 2010 (Addition of MFS Global Bond Fund)

June 22, 2010 (Addition of MFS Asia Ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

October 26, 2010 (MFS Commodity Strategy Fund Fiscal year End)

December 14, 2010 (Addition of MFS Absolute Return Fund and MFS Global Tactical Allocation Fund)

February 15, 2011 (Redesignation of MFS Global Tactical Allocation Fund as MFS Global Multi-Asset Fund)

April 14, 2011 (Termination of MFS Research Bond Fund J)

June 21, 2011(Addition of MFS Emerging Markets Debt Local Currency Fund)

January 1, 2012 (Redesignation of MFS Sector Rotational Fund as MFS Equity Opportunities Fund)

Master Amended and Restated By-Laws, January 1, 2002, as revised August 22, 2007

APPENDIX A

Revised:      January 1, 2012

Trust (FYE)

MFS Series Trust I (8/31)

MFS Series Trust II (11/30)

MFS Series Trust III (1/31)

MFS Series Trust IV (8/31)

MFS Series Trust V (9/30)

MFS Series Trust VI (10/31)

MFS Series Trust VII (7/31)

MFS Series Trust VIII (10/31)

MFS Series Trust IX (4/30*, 10/31**)

MFS Series Trust X (5/31***, 7/31****)

MFS Series Trust XI (9/30)

MFS Series Trust XII (4/30*****, 10/31******)

* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:  MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Research Bond Fund.

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:  MFS Inflation-Adjusted Bond Fund

*** The fiscal year end is 5/31 for the following series of MFS Series Trust X:  MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Global Bond Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, and MFS Moderate Allocation Fund.

**** The fiscal year end is 7/31 for the following series of MFS Series Trust X:  MFS Emerging Markets Debt Fund, and MFS Emerging Markets Debt Local Currency Fund.

***** The fiscal year end is 4/30 for the following series of MFS Series Trust XII:  MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2050 Fund.

****** The fiscal year end is 10/31 for the following series of MFS Series Trust XII:  MFS Equity Opportunities Fund.

Trust (FYE)

MFS Series Trust XIII (2/28)

MFS Series Trust XIV (8/31)

MFS Series Trust XV (4/30*******, 10/31********)

MFS Series Trust XVI (12/31*********)

MFS Municipal Series Trust (3/31)

MFS Institutional Trust (6/30)

MFS Variable Insurance Trust (12/31)

Massachusetts Investors Trust (12/31)

Massachusetts Investors Growth Stock Fund (11/30)

MFS Intermediate Income Trust (10/31)

MFS Municipal Income Trust (10/31)

MFS Multimarket Income Trust (10/31)

MFS Special Value Trust (10/31)

MFS California Insured Municipal Fund (11/30)

MFS Charter Income Trust (11/30)

MFS Government Markets Income Trust (11/30)

MFS High Income Muncipal Trust (11/30)

MFS High Yield Municipal Trust (11/30)

MFS InterMarket Income Trust I (11/30)

MFS Intermediate High Income Fund (11/30)

MFS Investment Grade Municipal Trust (11/30)

******* The fiscal year end is 4/30 for the following series of MFS Series Trust XV:  MFS Commodity Strategy Fund.

******** The fiscal year end is 10/31 for the following series of MFS Series Trust XV:  MFS Diversified Target Return Fund and MFS Fundamental 130/30 Fund.

********* The fiscal year end is 6/30 for the following series of MFS Series Trust XVI:  MFS Global Multi-Asset Fund.